Property and Equipment, Net (FY)	12 Months Ended
Dec. 31, 2024
Property, Plant and Equipment [Abstract]
Property and Equipment, Net
5. PROPERTY AND EQUIPMENT, NET
Property and equipment consisted of the following (in thousands):

	December 31,
	2024	2023
Property and equipment:
Leasehold improvements	$1,219	$1,219
Electronic equipment and software	408	454
Furniture and fixtures	411	411
Lab equipment	—	2,988
Total property and equipment	2,038	5,072
Less: accumulated depreciation	(1,445)	(2,737)
Property and equipment, net	$593	$2,335

During the year ended December 31, 2024, the Company sold or disposed of lab and other equipment with a gross book value of $3.0 million and accumulated depreciation of $1.8 million. The Company received proceeds of $0.4 million and recorded an impairment on assets held for sale of $0.7 million and a loss on disposal of $0.1 million.
Depreciation expense for the years ended December 31, 2024 and 2023 was $0.5 million and $1.0 million, respectively.